EXHIBIT 10.16

                             SECURITY AGREEMENT #2
                               (this "Agreement")

   Principal Amount : $3,000,000                            November 24, 2004

       Secured Party:                          Debtor:
       -------------                           ------

 BRAD JACOBY                        LSC MERGER CORP.
 hereinafter, ("Secured Party")     (collectively hereinafter "Debtor")


 1. For value received, Debtor hereby grants to Secured Party a security interest in the following Collateral, as that term is hereinafter defined:

   (i) Any and all of the assets described in items (ii) through (xii) below of Debtor, any successor entity to Debtor, any surviving entity of a merger with Debtor, or any subsidiary of Debtor, whether owned now or hereafter acquired.

   (ii) Any and all inventory, capital assets, accounts, accounts receivable, receivables, contract rights, book debts, checks, notes, drafts, instruments, chattel paper, acceptances, choses in action, any and all amounts due to Debtor or other forms of obligations and receivables, whether now existing or hereafter arising out of the business of Debtor, as well as any and all of the cash or non-cash proceeds resulting from all of the foregoing;

   (iii) Any and all equipment, furniture, furnishings, and fixtures, including, without limitation, all accessories and appurtenances to, renewals or replacements of or substitutions for any of the foregoing;

   (iv) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the "Copyrights");

   (v) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

   (vi) Any and all design rights which may be available to Debtor now or hereafter existing, created, acquired or held;

   (vii) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same,

   (viii) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks (collectively, the "Trademarks");

   (ix) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

   (x) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

   (xi) All amendment, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

   (xii) All proceeds and products of the foregoing, including, without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing (all of (i) through and including (xi) above are referred to collectively as the "Assets").

   The Assets are operated, used and are to be used only for business and business purposes, other than farming operations, and are not for personal, family, or household use.

        2.
             The term "Collateral" as used herein means the Assets, as described or referred to in Paragraph 1 above, now owned or hereafter acquired by Debtor, together with the invoices and profits received therefrom, accessions, attachments, additions to, substitutes and replace-ments for, improvements of such property, including, without limitation, the Assets described above, whether now existing or hereafter made, including the proceeds of all such above described property, and the insurance payable by reason of loss or damage thereto, and all proceeds of any policy of insurance required thereon by Secured Party, including premium refunds.

        3.
             The Collateral is personal and/or intangible property, and is located at Debtor's address/location stated at the top of this Agreement, unless otherwise specifically provided in Schedule 1 attached hereto and incorporated by this reference. The location of such assets, however, will not affect the validity of a lien against any such assets described in Paragraph 1 above.

        4.
             By its signature on this Agreement, Debtor hereby authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this Security Agreement.

        5.
             The security interest granted by this Agreement shall secure the payment and performance of Debtor's Obligation, as the term is hereinafter defined, to Secured Party. The term "Obligation", as used herein means
   (i) all indebtedness of Debtor to Secured Party evidenced by that one certain promissory note dated of even date herewith in the original principal amount of THREE MILLION AND NO/100ths Dollars ($3,000,000.00), executed by Debtor, and payable to the order of Secured Party, together with any and all renewals and extensions of the same, or any part thereof (the "Note"); (ii) all other indebtedness and liabilities of Debtor to Secured Party, (iii) all future advances or other value given by Secured Party to Debtor; and (iv) any and all other debts, liabilities and duties of every kind and character of Debtor (or of any one or more of them, if there be more than one) to Secured Party, whether now or hereafter existing, and regardless of whether such present or future debts, liabilities or duties are direct or indirect, primary or secondary, joint, several, or joint and several, fixed or contingent, including, without limitation, guaranteed indebtedness, and regardless of whether such present or future debts, liabilities or duties may, prior to their acquisition by Secured Party, be or have been payable to, or be or have been in favor of, some other person or have been acquired by Secured Party in a transaction with one other than Debtor (it being contemplated that Secured Party may make such acquisitions from others), together with any and all renewals and extensions of such debts, liabilities and duties, or any part thereof. Any prior grant of a security interest by Debtor to Secured Party is hereby renewed, extended and carried forward, and shall remain in full force and effect.

        6.
             Debtor represents and warrants that: (i) Debtor is the sole owner of the Collateral, except for non-exclusive licenses granted by Debtor to its customers in the ordinary course of business, and it is in Debtor's possession at the location specified above unless specifically set forth on Schedule 1; (ii) to Debtor's knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no unresolved claim exists that any part of the Collateral violates the rights of any third party; (iii) during the term of this Agreement, Debtor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Debtor in the ordinary course of business, payments made by Debtor to its creditors in the ordinary course of business or as set forth in this Agreement; (iv) Debtor shall promptly advise Secured Party of any material change in the composition of the Collateral, including, without limitation, any subsequent ownership right of the Debtor in or to any Trademark, Patent or Copyright not specified in this Agreement; (v) Debtor shall (a) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (b) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Secured Party in writing to material infringements detected and (c) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Secured Party, which shall not be unreasonably withheld unless Debtor determines that reasonable business practices suggest that abandonment is appropriate; (vi) Debtor shall (a) register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, any and all Copyrights, Patents, Trademarks, within thirty (30) days of the date of this Agreement, (b) register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Debtor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including, without limitation, revisions or additions to the intellectual property rights relating to any Copyright, Patent, or Trademark), and (c) from time to time, execute and file such other instruments, and take such further actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party's interest in the Collateral; (vii) to its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests created hereunder and the filing of a financing statement with the appropriate governmental authority with respect to the Collateral, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or governmental regulatory body is required either (a) for the grant by Debtor of the security interest granted herein or for the execution, delivery or performance of this Agreement by Debtor or (b) for the perfection in or the exercise by Secured Party of its rights and remedies hereunder; (viii) upon any executive officer of Debtor obtaining actual knowledge thereof, Debtor shall promptly notify Secured Party in writing of any event that materially and adversely affects the value of any Collateral, the ability of Debtor to dispose of any Collateral or the rights and remedies of Secured Party in relation thereto, including, without limitation, the levy of any legal process against any of the Collateral; (ix) the Collateral is not being purchased or used for primarily personal, family or household use; (x) the name of Debtor as it appears at the top of this Agreement is Debtor's name as it appears in its legal formation documents; (xi) Debtor's name as it appears at the top of this Agreement is not the assumed or business name of Debtor unless otherwise indicated; (xii) Debtor has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the legal agent who may be executing this Agreement on behalf of Debtor has authority to execute and deliver this Agreement; (xiii) The statements above concerning the location of Debtor's place of business (or chief executive office), residence, mailing address and use and location of the Collateral are true and correct; (xiv) except as disclosed to Secured Party on Schedule 2, attached hereto and incorporated herein by this reference, no financing statement covering the Collateral or any part thereof has been made, and no security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof, other than as set forth on Schedule 2;
   (xv) no dispute, right of setoff, counterclaim or defenses exist with respect to any part of the Collateral; (xvi) all statements in the documents pertaining to this transaction provided or to be provided by Debtor to Secured Party are true and correct; and (xvii) this Agreement constitutes the legal, valid, and binding obligation of the Debtor, enforceable in accordance with its terms.

        7.
             Debtor further represents and warrants that (i) the Collateral and the Debtor's use thereof comply with all applicable laws, rules, and regulations, and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement; (ii) neither the execution or delivery by the Debtor of this Agreement nor the performance by Debtor of its obligations hereunder violates, conflicts with, results in a breach of, or constitutes a default under, or will result in the creation or imposition of any lien against or upon the Collateral of the Debtor, except as expressly stated herein, pursuant to, or results in a change in any material term of (a) the Articles of Incorporation or Bylaws, as amended, of any Debtor, (b) any provision of statutory law or regulation, (c) any judgment, decree or order of any court or any other agency of the government or (d) any material agreement to which any Debtor is a party or by which Debtor's Collateral is bound; (iii) all of Debtor's filings with the Securities and Exchange Commission made pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, are true and correct as of the date hereof; and (iv) Debtor has been represented by separate legal counsel in the negotiation and execution of this Agreement.

        8.
             So long as any part of the Obligation remains unpaid, Debtor covenants and agrees to: (i) use the Collateral with reasonable care, skill and caution; (ii) keep the Collateral properly sheltered and not permit it to be damaged or injured; (iii) pay, before delinquent, all taxes and other assessments lawfully levied against the Collateral; (iv) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements and do all other acts or things as Secured Party may reasonably request in order to more fully evidence and perfect the security interest herein created; (v) punctually and properly perform all of Debtor's covenants, duties, and liabilities under any other security agreement, collateral pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Obligation, or any part thereof; (vi) pay the Obligation in accordance with the terms of the promissory note or other documents evidencing the Obligation, or any part thereof; (vii) promptly furnish Secured Party with any information or documents which Secured Party may reasonably request concerning the Collateral; (viii) allow Secured Party to inspect the Collateral and all records of Debtor relating thereto or to the Obligation, and to make and take away copies of such records; (ix) promptly notify Secured Party of any change (other than a change requiring advance notice provided for herein) in any fact or circumstances warranted or represented by Debtor in this Agreement or in any other document furnished by Debtor to Secured Party in connection with the Collateral or the Obligation; (x) give prior written notice to Secured Party of any change in Debtor's place of business or chief executive office such notice to be given not less than fifteen (15) days before such change is made and to specify the address, county and state to which Debtor is moving; (xi) promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral or any part thereof or the security interest herein, and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding; (xii) except as otherwise provided in any note or other instrument evidencing the Obligation, promptly, after being requested by Secured Party, pay to Secured Party all amounts actually incurred by Secured Party as court costs and/or attorney's fees incurred by Secured Party in enforcing this security interest and the reasonable costs actually expended for repossession, storing, preparing for sale, or selling any of the Collateral; and (xiii) promptly furnish Secured Party with financial statements of Debtor upon request of Secured Party in form and content satisfactory to Secured Party.

        9.
             So long as any part of the Obligation remains unpaid, Debtor covenants and agrees that, without the prior written consent of Secured Party, Debtor will not: (i) lease, sell, assign, furnish under any contract of service, transfer or otherwise dispose of the Collateral, or any part thereof, other than in the ordinary course of business; (ii) create any other security interest in, or otherwise encumber the Collateral or any part thereof or permit the same to be or become subject to any lien, attachment, execution, sequestration or other legal or equitable process, or any encumbrance of any kind or character, except the security interest herein created or set forth on Schedule 2; (iii) allow the Collateral or any part thereof to become an accession to other goods, other than in the ordinary course of business; (iv) allow the Collateral or any part thereof to be affixed or attached to any real estate except as specifically described above; or (v) cause or permit the Collateral to be removed from the location specified above other than in the ordinary course of business. Debtor further covenants not to use the Collateral or permit the same to be used for any unlawful purpose or in any manner inconsistent with the provisions or requirement of any policy of insurance thereon. Should any covenant, duty or agreement of Debtor (except Debtor's covenants as to insurance) fail to be performed in accordance with its terms hereunder, Secured Party may, but shall never be obligated to perform or attempt to perform such covenant, duty or agreement on behalf of Debtor, and any amount expended by Secured Party in such performance shall become a part of the Obligation (unless such amount is not a charge authorized by applicable law), and, at the request of Secured Party, Debtor agrees to pay such amount to Secured Party on demand.

        10.
             In the event of Debtor's default with respect to payment of the Obligation, each person, firm or corporation obligated to make any payment to Debtor with respect to any part of the Collateral (hereafter referred to as the "Account Debtor") is hereby authorized and directed by Debtor to make payment directly to Secured Party upon notice from Secured Party giving the Account Debtor notice of this assignment and directing the Account Debtor to make payment directly to Secured Party. The receipt issued by Secured Party and evidencing money received by Secured Party from any Account Debtor shall be a full and complete release, discharge and acquittance to such person, firm or corporation to the extent of any amount so paid to Secured Party. Secured Party is authorized and empowered on behalf of Debtor, to endorse the name of Debtor upon any check, draft or other instrument payable to Debtor evidencing payment upon the Collateral, or any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms hereof. All payments received by Debtor or Secured Party with respect to the Collateral or any part thereof, at Secured Party's option, shall be deposited in a special account by Secured Party in the name of Debtor styled "Cash Collateral Account" and shall be applied by Secured Party as provided in Paragraph 14 hereof. The security interest created herein shall cover all funds in the Cash Collateral Account to secure payment of the Obligation.

        If any Account Debtor of all or any part of the Collateral fails or refuses to make payment thereof when due, Secured Party is authorized, in its discretion, either in its own name or in the name of Debtor, to take such action, including, without limitation, the institution of legal action as Secured Party shall deem appropriate for the collection of the Collateral and any proceeds thereof with respect to which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of any of the Collateral or any proceeds thereof, nor shall it be under any duty whatever to anyone except to account for the funds that it shall actually receive hereunder. Furthermore, Secured Party shall have no duty to fix or preserve the rights against prior parties, if any, to the Collateral.

        11.
             Debtor represents and warrants that Debtor has full right, title and ownership to all of the Collateral described herein. Debtor further covenants that it will not cause any of the Collateral to be sold, assigned or otherwise transferred to any subsidiary of Debtor or to any other third party for so long as this Agreement is in effect without the written consent of Secured Party at its sole discretion.

        12.
             Debtor further covenants and agrees to keep the Collateral insured in such amounts, against such risks and with such insurers (i) as set forth in any note or other document evidencing the Obligation; or (ii) if no such note or other document provides for insurance, then such insurance as Secured Party reasonably requires, provided, however, if the Obligation is subject in whole or in part to the Federal Truth In Lending Act or applicable state law, such insurance will be required by Secured Party only in compliance with such law. All such policies of insurance shall be written for the benefit of Secured Party and Debtor, as their interest may appear, and shall provide for at least ten (10) days' prior written notice of cancellation to Secured Party. At the request of Secured Party, Debtor shall promptly furnish to Secured Party evidence of such insurance in form and content satisfactory to Secured Party.
   If Debtor fails to perform or observe any applicable covenants as to insurance on the Collateral contained or referred to herein, Secured Party may at its option obtain insurance on only Secured Party's interest in the Collateral with any premium thereby paid by Secured Party to become a part of the Obligation and to bear interest at Maximum Rate as defined in the Note, such rate to be charged from the date Secured Party advances funds to pay such premium until the amount of such premium is paid by Debtor to Secured Party. In the event Secured Party maintains such substitute insurance, the additional premium for such insurance shall be due and payable by Debtor to Secured Party in accordance with specific written notification delivered to Debtor by Secured Party or sent by Secured Party to Debtor. The obligation of Debtor to pay any such additional premium and any interest accruing thereon shall be secured by and entitled to all of the benefits of this Agreement. In the event Debtor should subsequently provide Secured Party with satisfactory evidence of maintenance by Debtor of required insurance, such substitute insurance obtained by Secured Party shall be cancelled, and appropriate adjustments and/or refunds shall be made by Secured Party in favor of Debtor. Debtor hereby grants Secured Party a security interest in any refunds of unearned premiums in connection with any cancellation, adjustment or termination of any policy of insurance required by Secured Party and in all proceeds of such insurance, and hereby appoints Secured Party its attorney-in-fact to endorse any check, or document that may be payable to Debtor in order to collect such refunds or proceeds. Any such sums collected by Secured Party shall be credited, except to the extent applied to the purchase by Secured Party of similar insurance, to any amounts then owing on the Obligation, and the balance, if any, shall be promptly refunded to Debtor.

        13.
             The term "default" as used herein, means the occurrence of any of the following events: (i) the failure of Debtor to timely pay the Obligation or any part thereof; (ii) the default or other failure of Debtor to perform any covenant, condition, obligation or agreement of Debtor under this Agreement or any other security document of any kind securing or assuring payment of the Obligation, securing the collateral or any part thereof; (iii) the insolvency of Debtor; (iv) the levy against the Collateral or any part thereof of any execution, attachment, sequestration or other writ; (v) the appointment of a receiver of Debtor or of the Collateral or any part thereof; (vi) the adjudication of Debtor as a bankrupt; (vii) the filing, by way of petition or answer of any petition or other pleading seeking adjudication of Debtor as a bankrupt, an adjustment of Debtor's debts or any other relief under any bankruptcy reorganization, debtor's relief or insolvency laws now or hereafter existing; (viii) when Secured Party in good faith believes that the prospect of payment of the Obligation or performance by Debtor of any of Debtor's covenants, agreements or other duties hereunder, is impaired;
   (ix) the receipt by Secured Party of information establishing that any representation or warranty made by Debtor herein or in any other document delivered by Debtor to Secured Party in connection herewith is false, misleading or erroneous; (x) any action by Debtor, without the prior written consent of Secured Party, in creating in favor of anyone, other than Secured Party, any other security interest in the Collateral or any part thereof or otherwise encumbering or permitting the same to become subject to any lien, attachment, execution, sequestration or other legal or equitable process; (xi) failure by Debtor to pay any other indebtedness to Secured Party when due; and/or (xii) an Event of Default under the Note.

        14.
             Upon the occurrence of a default, in addition to any and all other rights and remedies which Secured Party may then have hereunder or under the applicable provision of the Uniform Commercial Code as adopted and enacted in Texas, as amended (the "Code") or other applicable law or agreements, Secured Party at its option may (i) declare the entire unpaid balance of principal of and all earned interest on the Obligation immediately due and payable, without notice of any kind, including, without limitation, notice of intent to accelerate and notice of acceleration, demand, or presentment, which are hereby waived, except as otherwise expressly provided herein; (ii) require Debtor to assemble the Collateral and deliver it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties; (iii) render unusable any equipment which may be part of the Collateral; (iv) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (v) sell, lease, or otherwise dispose of, at the office of Secured Party, on the premises of Debtor or elsewhere, as chosen by Secured Party, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligation has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (vi) at Secured Party's discretion, retain the Collateral in satisfaction of a promissory note or notes or other document evidencing the Obligation whenever the circumstances are such that Secured Party is entitled to do so under the Code; (vii) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral or any part thereof and Debtor hereby consents to any appointment; and/or (viii) buy the Collateral at any public sale or private sale as permitted by the Code and/or applicable law. Secured Party shall be entitled to apply the proceeds of any sale or other disposition of the Collateral in the following order: first to the payment of all of its reasonable expenses actually incurred in collecting such proceeds, including, without limitation, the reasonable costs actually expended for repossessing, foreclosing, storing, preparing for sale or selling the Collateral, reasonable attorney's fees, and legal expenses incurred by Secured Party in collection, provided, however, that should the Debtor's payment of such charges be prohibited by law, those charges shall not be a part hereof; and next toward payment of the balance of the Obligation in such order and manner as Secured Party in its discretion may deem advisable. Secured Party shall account to Debtor for any surplus. If the proceeds are not sufficient to pay the Obligation in full, Debtor shall remain liable for any deficiency.

        In the event of a default hereunder, in addition to, and without limitation against all other remedies available to Secured Party, Secured Party shall have the right to enter upon the premises where the Collateral is located, take possession of the Collateral and remove the same with or without judicial process (if such taking without judicial process can be done lawfully and without breach of the peace), and Debtor does hereby expressly waive any right to any notice, legal process or judicial hearing prior to such taking of possession by Secured Party. Debtor understands that the right to prior notice and hearing is a valuable right and agrees to the waiver thereof as a part of the consideration for and as an inducement to Secured Party to enter the Note and this Agreement.

        15.
             Reasonable notification of the time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Debtor and to any other person entitled under the Code to notice; provided, that if the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notifications, advertisement or other notice of any kind. It is agreed that notice mailed or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this Paragraph 15.

        16.
             Should any part of the Collateral come into the possession of Secured Party, whether before or after default, Secured Party may use or operate the Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Secured Party in respect of the Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses incurred by Secured Party in connection with its custody, preservation, use or operation of the Collateral, provided, however, that should the Debtor's payment of such charges be prohibited by law, those charges shall not be a part hereof; and all such expenses shall be a part of the Obligation. It is agreed, however, that the risk of accidental loss or damage to the Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance or to determine whether any insurance ever in force is adequate as to amount or as to the risk insured.

        17.
             All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any other contract or document for the enforcement of the security interest herein or the collection of the Obligation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. The failure of Secured Party at any time to assert or exercise any rights granted by this Agreement shall not render the Secured Party liable to any person concerned herein or deprive Secured Party of any rights granted herein. All rights of Secured Party hereunder may be assigned or transferred in whole or in part by Secured Party, as it deems advisable, and the rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. All obligations of Debtor hereunder shall bind the heirs, legal representatives, successors and assigns of Debtor.

        18.
             Should any part of the Obligation be payable in installments, the acceptance by Secured Party at any time and from time to time of part payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of the default then existing. No waiver by Secured Party of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by Secured Party be deemed to be a continuing waiver. No delay or omission by Secured Party in exercising any right or power hereunder, or under any other documents executed by Debtor as security for or in connection with the Obligation, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Secured Party hereunder or under such other documents.

        19.
             If the Obligation or any part thereof is given in renewal or extension or applied toward the payment of indebtedness secured by a pledge, security agreement or other lien, Secured Party shall be, and is hereby, subrogated to all of the rights, titles, security interests and other liens securing the indebtedness so renewed, extended or paid.

        20.
             No provision of this Agreement or any note, instrument or document executed by Debtor evidencing the Obligation is intended to or shall require or permit the holder to take, receive, collect, contract for or reserve, directly or indirectly, in money, goods or things in action, or in any other way, any greater interest, sum or value in excess of the maximum rate of interest permitted by the law in effect in the State of Texas, federal law, or the governing laws of any other jurisdiction, at the applicable date. In the event that any such excess shall be nevertheless provided for, Debtor shall not be obligated to pay such excess, but, if paid, then the excess shall be applied against the unpaid balance of the principal sum of the Obligation or to the extent that the principal sum of the Obligation has been paid in full by reason of such application or otherwise, such excess shall be remitted to Debtor.

        21.
             This Agreement shall be not severable or divisible in any way but, it is specifically agreed that, if any provision should be invalid, the invalidity shall not affect the validity of the remainder of this Agreement. Secured Party and Debtor agree that the validity of this Agreement and all agreements and documents executed in connection with this Agreement shall, to the extent possible be governed by the laws of the State of Texas.

        22.
            Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, from time to time in Secured Party's sole and absolute discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to modify, in its sole discretion, this Security Agreement without first obtaining Debtor's approval of or signature to such modification by amending the definitions of Copyright, Patent, and/or Trademark, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Debtor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Debtor no longer has or claims any right, title or interest, (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Debtor where permitted by law and (iii) after the occurrence of a default, to transfer the Collateral into the name of Secured Party or a third party to the extent permitted under the Texas Uniform Commercial Code, or applicable United States law, as the case may be.

        23.
             All written notices permitted or required to be given pursuant to this Agreement shall be effective if mailed or delivered to the party at the address shown at the top of this Agreement or at such other address previously designated in writing by a party hereto.

        24.
             A carbon, photographic or other reproduction of this Agreement or of any financing statement executed in connection with this transaction may be filed as a financing statement with any filing officer authorized to accept such filings under the Uniform Commercial Code as adopted in Texas or any other state in the United States.



        Executed as of this the 24th day of November, 2004.


       Secured Party:                          Debtor:
       -------------                           ------


 /S/ BRAD JACOBY                    /S/ D. RONALD ALLEN
 --------------------------------   ------------------------------------
 BRAD JACOBY                        LSC MERGER CORP.
                                    By:  D. Ronald Allen
                                    Its: President/Chairman